Exhibit 10.1

FIRST AMENDMENT TO PROPERTY MANAGEMENT

AND SERVICES AGREEMENT

This First Amendment to Property Management and Services Agreement (“First Amendment”) is made and entered as of September 30, 2005, by and between Glenborough Properties, L.P., a California limited partnership (“Glenborough”) and Rancon Realty Fund IV, a California limited partnership (“Rancon”).

RECITALS

This First Amendment is made with reference to the following facts and objectives:

A.        Glenborough and Rancon entered into a Property Management and Services Agreement dated July 30, 2004 (the “Agreement’). Since then the parties have determined that Exhibit A to the Agreement should be modified to more clearly identify the properties subject to the Agreement.

B.        Glenborough and Rancon now desire to modify Exhibit A to the Agreement as hereinafter set forth.

NOW, THEREFORE, Glenborough and Rancon hereby agree:

AGREEMENT

1.         Exhibit A to the Agreement is deleted and replaced with Exhibit A attached to and incorporated into this First Amendment.

2.         All other terms, covenants, and conditions of the Agreement shall remain in full force and effect.

This First Amendment modifies and amends the Agreement. To the extent there are any inconsistencies between this First Amendment and the Agreement, the terms, covenants, and conditions of this First Amendment shall govern.

IN WITNESS WHEREOF, Glenborough and Rancon have executed this First Amendment as of the date first above written.

GLENBOROUGH:

GLENBOROUGH PROPERTIES, L.P.,

a California limited partnership

By	Glenborough Realty Trust Incorporated
A Maryland corporation
Its General Partner
By:	/s/ Sandra Boyle Its Executive Vice President

RANCON:

RANCON REALTY FUND IV, a California limited partnership By: /s/ Daniel L. Stephenson Daniel L. Stephenson, General Partner
By: RANCON FINANCIAL CORPORATION, a California corporation, General Partner
By:/s/ Daniel L. Stephenson Daniel L. Stephenson, President

Exhibit A: Rancon Realty Fund IV

		Proposed -	Developed	Undeveloped	Parcel	Current	Former
Current Property Name	Address	Current Use	S.F.	S.F.	Acres	AP #	AP #
One Vanderbilt	301 E. Vanderbilt Way	Office	73,729	-----	0.802	281-371-24	-----
Service Retail	420 & 424 E. Hospitality Lane.	Retail	20,780	-----	1.118	281-371-27	-----
TGI Fridays	390 E. Hospitality Lane	Retail	9,386	-----	0.491	281-371-26	-----
Vanderbilt Court Parking	Owned by Assoc 1	Parking	-----	-----	13.486	281-371-53	-----
Vanderbilt Plaza	451 East Vanderbilt Way	Office	114,170	-----	0.942	281-371-52	-----
Carnegie Business Center	630 & 636 E. Brier Drive	R&D	62,540	-----	5.320	281-341-11	-----
Inland Regional Center	674 Brier Drive	Office	81,079	-----	3.463	281-021-41	281-021-32
North River Place	TBA	Office	-----	80,000	1.598	281-021-42	281-021-32
North River Place Parking	NA	Parking	-----	-----	7.867	281-021-45	281-021-32
North River Tower	TBA	Landfill	-----	-----	7.270	281-341-04	-----
North River Tower	TBA	Landfill	-----	-----	7.400	281-341-10	"
Circuit City	555 E. Hospitality Lane	Retail	39,123	-----	1.210	281-371-75	281-371-66
Palm Court Retail 1	525 E. Hospitality Lane	Retail	5,043	-----	0.390	281-371-57	-----
Palm Court Retail 2	575 E. Hospitality Lane	Retail	7,433	-----	0.250	281-371-59	-----
Promo/Citi and Cleaner	645 & 635 E. Hospitality Lane	Retail	3,250	-----	0.230	281-371-63	281-371-58
Promo/CompUSA	625 E. Hospitality Lane	Retail	23,000	-----	0.730	281-371-65	"
Promo/Lazy Boy	495 E. Hospitality Lane	Retail	15,000	-----	0.530	281-371-68	"
Promo/Petsmart	595 E. Hospitality Lane	Retail	24,994	-----	0.680	281-371-64	"
South Palm Court Parking	NA	Parking	-----	-----	5.430	281-371-76	281-371-55
South Palm Court Parking	NA	Parking	-----	-----	0.370	281-371-60	281-371-60
South Palm Court Parking	NA	Parking	-----	-----	0.420	281-371-55	281-371-55
South Palm Court Parking	NA	Parking	-----	-----	0.460	281-371-70	281-371-62
Mimi's (Palm Court West)	395 E. Hospitality Lane	Retail	6,455	-----	3.182	281-371-78	281-371-21
Palm Court West Parking	NA	Parking		-----		281-371-77	281-371-21
Maintenance Associations	Associations 1,2,6 and 7

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